UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2004

HALIFAX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08964	54-0829246
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

5250 Cherokee Avenue, Alexandria, Virginia 22312
(Address of principal executive offices/Zip Code)

Registrant’s telephone number, including area code: (703) 658-2400

Former name, former address, and former fiscal year, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FOREWARD-LOOKING STATEMENTS

     Certain statements in this document constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future circumstances over many of which we have little or no control. Forward-looking statements may be identified by words including “anticipate,” “believe,” “estimate,” “expect” and similar expressions. Halifax Corporation, a Virginia corporation (“Halifax” or the “Company”), cautions readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include the concentration of the Company’s revenues, risks related to fluctuation in interest rates and exchange rates, risks involved in contracting with its customers including incurrence of start-up costs prior to receiving revenues and contracts with fixed price provisions, government contracting risks, potential conflicts of interest, difficulties in attracting and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions, including the acquisition of AlphaNational Technology Services, Inc., risks related to the Company’s acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and planned growth and make payments on outstanding indebtedness, risks related to competition and the Company’s ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the Company’s Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

     Forward-looking statements are intended to apply only at the time they are made. Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved. If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     As Halifax reported in its Current Report on Form 8-k filed with the Securities and Exchange Commission on October 6, 2004, Halifax acquired all of the outstanding capital stock of AlphaNational Technology Services, Inc., a Texas corporation, in a merger transaction that closed on September 30, 2004. The Amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2004 is being filed to provide the financial information required by Item 9.01 of the Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statement of business acquired. The following audited financial statements are included in this current report as exhibit 99.2 and are hereby incorporated by reference herein:

(i) Independent Auditor’s Report.

(ii) Balance Sheets for years ended December 31, 2003 and 2002.

(iii) Statements of Income for years ended December 31, 2003 and 2002.

(iv) Statements of Changes in Stockholders’ Equity for the years ended December 31, 2003 and 2002.

(v) Statements of Cash Flows for the years ended December 31, 2003 and 2002.

(vi) Notes to Financial Statements.

(b)	Pro-forma Financial Information

The following pro-forma financial information are included in this current report as exhibit 99.3 and are hereby incorporated by reference herein:

(i) Unaudited Pro-Forma Combined Condensed Statement of Operations for the six months ended September 30, 2004.

(ii) Unaudited Pro-Forma Combined Condensed Statement of Operations for the year ended March 31, 2004.

(iii) Unaudited Pro-Forma Combined Condensed Balance Sheet as of September 30, 2004.

(iv) Notes to Unaudited Pro-Forma Combined Condensed Financial Statements.

(c)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated September 30, 2004 by and among AlphaNational Technology Services, Inc., Halifax Corporation, Halifax-AlphaNational Acquisition, Inc., et al. (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2); Halifax agrees to furnish supplementary a copy of such schedules and/or exhibits to the Securities and Exchange Commission upon request.)*

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press Release dated October 4, 2004*

99.2	Audited Financial Statements

99.3	Unaudited Pro-forma Financial Information

*Previously filed with Current Report on Form 8-K filed the Securities and Exchange Commission on October 6, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALIFAX CORPORATION

Date: December 16, 2004	By:	/s/Joseph Sciacca Joseph Sciacca Vice President, Finance & CFO

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated September 30, 2004 by and among AlphaNational Technology Services, Inc., Halifax Corporation, Halifax-AlphaNational Acquisition, Inc., et al. (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2); Halifax agrees to furnish supplementary a copy of such schedules and/or exhibits to the Securities and Exchange Commission upon request.)*

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press Release dated October 4, 2004*

99.2	Audited Financial Statements

99.3	Unaudited Pro-forma Financial Information

*Previously filed with Current Report on Form 8-K filed the Securities and Exchange Commission on October 6, 2004.